                                                                      Exhibit 24

                                POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of M&T Bank Corporation, a corporation organized under the laws of the State of New York (the "Corporation"), hereby constitutes and appoints Richard
A. Lammert, Gary S. Paul, Steven L. Kaplan and Howard L. Hyde, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and to affix his or her seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a registration statement on Form S-4 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock, par value $0.50 per share, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.


Dated: August 18, 2000


                                            /s/ ROBERT G. WILMERS
                                            ------------------------------------
                                            Robert G. Wilmers

                                                                      Exhibit 24

                                POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of M&T Bank Corporation, a corporation organized under the laws of the State of New York (the "Corporation"), hereby constitutes and appoints Richard
A. Lammert, Gary S. Paul, Steven L. Kaplan and Howard L. Hyde, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and to affix his or her seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a registration statement on Form S-4 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock, par value $0.50 per share, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.


Dated: August 18, 2000


                                            /s/ MICHAEL P. PINTO
                                            ------------------------------------
                                            Michael P. Pinto

                                                                      Exhibit 24

                                POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of M&T Bank Corporation, a corporation organized under the laws of the State of New York (the "Corporation"), hereby constitutes and appoints Richard
A. Lammert, Gary S. Paul, Steven L. Kaplan and Howard L. Hyde, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and to affix his or her seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a registration statement on Form S-4 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock, par value $0.50 per share, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.


Dated: August 18, 2000


                                            /s/ MICHAEL R. SPYCHALA
                                            ------------------------------------
                                            Michael R. Spychala

                                                               Exhibit 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of M&T Bank Corporation, a corporation organized under the laws of the State of New York (the "Corporation"), hereby constitutes and appoints Richard
A. Lammert, Gary S. Paul, Steven L. Kaplan and Howard L. Hyde, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and to affix his or her seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a registration statement on Form S-4 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock, par value $0.50 per share, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.


Dated: August 18, 2000



                                       /s/ WILLIAM F. ALLYN
                                       -----------------------------------
                                       William F. Allyn

                                                            Exhibit 24

                              POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of M&T Bank Corporation, a corporation organized under the laws of the State of New York (the "Corporation"), hereby constitutes and appoints Richard
A. Lammert, Gary S. Paul, Steven L. Kaplan and Howard L. Hyde, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and to affix his or her seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a registration statement on Form S-4 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock, par value $0.50 per share, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.


Dated: August 18, 2000



                                       /s/ BRENT D. BAIRD
                                       -----------------------------------
                                       Brent D. Baird

                                                            Exhibit 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of M&T Bank Corporation, a corporation organized under the laws of the State of New York (the "Corporation"), hereby constitutes and appoints Richard
A. Lammert, Gary S. Paul, Steven L. Kaplan and Howard L. Hyde, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and to affix his or her seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a registration statement on Form S-4 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock, par value $0.50 per share, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.


Dated: August 18, 2000



                                       /s/ JOHN H. BENISCH
                                       -----------------------------------
                                       John H. Benisch

                                                            Exhibit 24

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of M&T Bank Corporation, a corporation organized under the laws of the State of New York (the "Corporation"), hereby constitutes and appoints Richard
A. Lammert, Gary S. Paul, Steven L. Kaplan and Howard L. Hyde, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and to affix his or her seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a registration statement on Form S-4 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock, par value $0.50 per share, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.


Dated: August 18, 2000



                                       /s/ ROBERT J. BENNETT
                                       -----------------------------------
                                       Robert J. Bennett

                                                            Exhibit 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of M&T Bank Corporation, a corporation organized under the laws of the State of New York (the "Corporation"), hereby constitutes and appoints Richard
A. Lammert, Gary S. Paul, Steven L. Kaplan and Howard L. Hyde, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and to affix his or her seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a registration statement on Form S-4 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock, par value $0.50 per share, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.


Dated: August 18, 2000



                                       /s/ C. ANGELA BONTEMPO
                                       -----------------------------------
                                       C. Angela Bontempo

                                                            Exhibit 24

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of M&T Bank Corporation, a corporation organized under the laws of the State of New York (the "Corporation"), hereby constitutes and appoints Richard
A. Lammert, Gary S. Paul, Steven L. Kaplan and Howard L. Hyde, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and to affix his or her seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a registration statement on Form S-4 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock, par value $0.50 per share, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.


Dated: August 18, 2000



                                       /s/ ROBERT T. BRADY
                                       -----------------------------------
                                       Robert T. Brady

                                                             Exhibit 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of M&T Bank Corporation, a corporation organized under the laws of the State of New York (the "Corporation"), hereby constitutes and appoints Richard
A. Lammert, Gary S. Paul, Steven L. Kaplan and Howard L. Hyde, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and to affix his or her seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a registration statement on Form S-4 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock, par value $0.50 per share, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.


Dated: August 18, 2000



                                       /s/ PATRICK J. CALLAN
                                       -----------------------------------
                                       Patrick J. Callan

                                                            Exhibit 24


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of M&T Bank Corporation, a corporation organized under the laws of the State of New York (the "Corporation"), hereby constitutes and appoints Richard
A. Lammert, Gary S. Paul, Steven L. Kaplan and Howard L. Hyde, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and to affix his or her seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a registration statement on Form S-4 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock, par value $0.50 per share, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.


Dated: October 13, 2000



                                       /s/ CARL L. CAMPBELL
                                       -----------------------------------
                                       Carl L. Campbell

                                                            Exhibit 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of M&T Bank Corporation, a corporation organized under the laws of the State of New York (the "Corporation"), hereby constitutes and appoints Richard
A. Lammert, Gary S. Paul, Steven L. Kaplan and Howard L. Hyde, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and to affix his or her seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a registration statement on Form S-4 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock, par value $0.50 per share, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.


Dated: August 18, 2000



                                       /s/ R. CARLOS CARBALLADA
                                       -----------------------------------
                                       R. Carlos Carballada

                                                            Exhibit 24


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of M&T Bank Corporation, a corporation organized under the laws of the State of New York (the "Corporation"), hereby constitutes and appoints Richard
A. Lammert, Gary S. Paul, Steven L. Kaplan and Howard L. Hyde, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and to affix his or her seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a registration statement on Form S-4 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock, par value $0.50 per share, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.


Dated: October 13, 2000



                                              /s/ DONALD DEVORRIS
                                              -----------------------------
                                              Donald Devorris

                                                                 Exhibit 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of M&T Bank Corporation, a corporation organized under the laws of the State of New York (the "Corporation"), hereby constitutes and appoints Richard
A. Lammert, Gary S. Paul, Steven L. Kaplan and Howard L. Hyde, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and to affix his or her seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a registration statement on Form S-4 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock, par value $0.50 per share, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.


Dated: August 18, 2000



                                       /s/ RICHARD E. GARMAN
                                       -----------------------------------
                                       Richard E. Garman

                                                            Exhibit 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of M&T Bank Corporation, a corporation organized under the laws of the State of New York (the "Corporation"), hereby constitutes and appoints Richard
A. Lammert, Gary S. Paul, Steven L. Kaplan and Howard L. Hyde, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and to affix his or her seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a registration statement on Form S-4 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock, par value $0.50 per share, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.


Dated: August 18, 2000



                                       /s/ JAMES V. GLYNN
                                       -----------------------------------
                                       James V. Glynn

                                                            Exhibit 24
                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of M&T Bank Corporation, a corporation organized under the laws of the State of New York (the "Corporation"), hereby constitutes and appoints Richard
A. Lammert, Gary S. Paul, Steven L. Kaplan and Howard L. Hyde, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and to affix his or her seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a registration statement on Form S-4 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock, par value $0.50 per share, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.


Dated: October 13, 2000



                                       /s/ DANIEL R. HAWBAKER
                                       -----------------------------------
                                       Daniel R. Hawbaker

                                                            Exhibit 24
                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of M&T Bank Corporation, a corporation organized under the laws of the State of New York (the "Corporation"), hereby constitutes and appoints Richard
A. Lammert, Gary S. Paul, Steven L. Kaplan and Howard L. Hyde, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and to affix his or her seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a registration statement on Form S-4 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock, par value $0.50 per share, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.


Dated: August 18, 2000



                                               /s/ PATRICK W.E. HODGSON
                                               -------------------------------
                                               Patrick W.E. Hodgson

                                                            Exhibit 24
                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of M&T Bank Corporation, a corporation organized under the laws of the State of New York (the "Corporation"), hereby constitutes and appoints Richard
A. Lammert, Gary S. Paul, Steven L. Kaplan and Howard L. Hyde, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and to affix his or her seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a registration statement on Form S-4 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock, par value $0.50 per share, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.


Dated: August 18, 2000



                                              /s/ SAMUEL T. HUBBARD, JR.
                                              --------------------------------
                                              Samuel T. Hubbard, Jr.

                                                            Exhibit 24
                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of M&T Bank Corporation, a corporation organized under the laws of the State of New York (the "Corporation"), hereby constitutes and appoints Richard
A. Lammert, Gary S. Paul, Steven L. Kaplan and Howard L. Hyde, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and to affix his or her seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a registration statement on Form S-4 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock, par value $0.50 per share, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.


Dated: October 13, 2000



                                            /s/ RICHARD G. KING
                                            -----------------------------------
                                            Richard G. King

                                                            Exhibit 24

                              POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of M&T Bank Corporation, a corporation organized under the laws of the State of New York (the "Corporation"), hereby constitutes and appoints Richard
A. Lammert, Gary S. Paul, Steven L. Kaplan and Howard L. Hyde, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and to affix his or her seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a registration statement on Form S-4 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock, par value $0.50 per share, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.


Dated: August 18, 20000


                                    /s/ REGINALD B. NEWMAN, II
                                    --------------------------------------
                                    Reginald B. Newman, II

                                                            Exhibit 24
                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of M&T Bank Corporation, a corporation organized under the laws of the State of New York (the "Corporation"), hereby constitutes and appoints Richard
A. Lammert, Gary S. Paul, Steven L. Kaplan and Howard L. Hyde, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and to affix his or her seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a registration statement on Form S-4 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock, par value $0.50 per share, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.


Dated: August 18, 2000


                                      /s/ PETER J. O'DONNELL, JR.
                                      --------------------------------------
                                      Peter J. O'Donnell, Jr.

                                                            Exhibit 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of M&T Bank Corporation, a corporation organized under the laws of the State of New York (the "Corporation"), hereby constitutes and appoints Richard
A. Lammert, Gary S. Paul, Steven L. Kaplan and Howard L. Hyde, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and to affix his or her seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a registration statement on Form S-4 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock, par value $0.50 per share, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.


Dated: August 18, 2000



                                       /s/ JORGE G. PEREIRA
                                       -----------------------------------
                                       Jorge G. Pereira

                                                            Exhibit 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of M&T Bank Corporation, a corporation organized under the laws of the State of New York (the "Corporation"), hereby constitutes and appoints Richard
A. Lammert, Gary S. Paul, Steven L. Kaplan and Howard L. Hyde, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and to affix his or her seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a registration statement on Form S-4 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock, par value $0.50 per share, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.


Dated: August 18, 2000

                                   /s/ ROBERT E. SADLER, JR.
                                   ------------------------------------------
                                   Robert E. Sadler, Jr.

                                                            Exhibit 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of M&T Bank Corporation, a corporation organized under the laws of the State of New York (the "Corporation"), hereby constitutes and appoints Richard
A. Lammert, Gary S. Paul, Steven L. Kaplan and Howard L. Hyde, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and to affix his or her seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a registration statement on Form S-4 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock, par value $0.50 per share, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.


Dated: October 13, 2000



                                       /s/ STEPHEN G. SHEETZ
                                       -----------------------------------
                                       Stephen G. Sheetz

                                                            Exhibit 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of M&T Bank Corporation, a corporation organized under the laws of the State of New York (the "Corporation"), hereby constitutes and appoints Richard
A. Lammert, Gary S. Paul, Steven L. Kaplan and Howard L. Hyde, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and to affix his or her seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a registration statement on Form S-4 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock, par value $0.50 per share, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.


Dated: August 18, 2000



                                       /s/ JOHN L. VENSEL
                                       -----------------------------------
                                       John L. Vensel

                                                            Exhibit 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of M&T Bank Corporation, a corporation organized under the laws of the State of New York (the "Corporation"), hereby constitutes and appoints Richard
A. Lammert, Gary S. Paul, Steven L. Kaplan and Howard L. Hyde, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and to affix his or her seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a registration statement on Form S-4 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock, par value $0.50 per share, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.


Dated: August 18, 2000



                                       /s/ HERBERT L. WASHINGTON
                                       -----------------------------------
                                       Herbert L. Washington